EXHIBIT 21.1

                                          SUBSIDIARIES OF THE REGISTRANT

                                                                                                  % of Voting
                                                                 Jurisdiction Of               Securities Held at
                                                                  Incorporation                    December
                       Name of Corporation                      or  Organization                 31,  2005 (1)
                       -------------------                     ------------------                -------------

Amcorp, Inc.                                                       Delaware                          100%
       ASC Holdings, Inc.                                          Utah                              100%
       Amalgamated Research, Inc.                                  Idaho                             100%

Andrews County Holdings, Inc.                                      Delaware                          100%
       Waste Control Specialists LLC                               Delaware                          100%
         Tecsafe LLC                                               Delaware                          100%

Kronos Worldwide, Inc. (2)                                         Delaware                           57%

NL Industries, Inc. (2), (3), (5)                                  New Jersey                         83%
    CompX Group, Inc. (4)                                          Delaware                           82%
      CompX International Inc. (5)                                 Delaware                           83%

Tremont LLC                                                        Delaware                          100%
       TRECO L.L.C.                                                Nevada                            100%
         Basic Management, Inc.                                    Nevada                             32%
           The Landwell Company LP                                 Delaware                           50%
         The Landwell Company LP                                   Delaware                           12%
       TRE Holding Corporation                                     Delaware                          100%
         TRE Management Company                                    Delaware                          100%
       Tremont Colorado Corporation                                Delaware                          100%
       Tall Pines Insurance Company                                Vermont                           100%
       Titanium Metals Corporation (2) - (6)                       Delaware                           37%

Valcor, Inc.                                                       Delaware                          100%
       Medite Corporation                                          Delaware                          100%

Impex Realty Holding, Inc.                                         Delaware                          100%

(1) Held by the Registrant or the indicated subsidiary of the Registrant.

(2) Subsidiaries of Kronos are incorporated by reference to Exhibit 21.1 of Kronos' Annual Report on Form 10-K for the year ended December 31, 2005 (File No. 333-100047). NL owns an additional 36% of Kronos directly and a subsidiary of TIMET owns an additional .1% of Kronos directly.

(3) Subsidiaries of NL are incorporated by reference to Exhibit 21.1 of NL's Annual Report on Form 10-K for the year ended December 31, 2005 (File No. 1-640). A subsidiary of TIMET owns an additional .5% of NL directly.

(4) Titanium Metals Corporation ("TIMET") owns the other 18% of CompX Group.

(5) Subsidiaries of CompX are incorporated by reference to Exhibit 21.1 of CompX's Annual Report on Form 10-K for the year ended December 31, 2005 (File No. 1-13905). NL and a subsidiary of TIMET own an additional 2% and 3%, respectively, of CompX International directly.

(6) Subsidiaries of TIMET are incorporated by reference to Exhibit 21.1 of TIMET's Annual Report on Form 10-K for the year ended December 31, 2005 (File No. 0-28538). The Registrant owns an additional 4% of TIMET directly.